Exhibit 23.4
                                  ------------



                                Johnson & Moser
                          Certified Public Accountants






                                   CONSENT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT



         We hereby consent to the use in this Registration Statement on Form S-3 of our report dated May 15, 2002 relating to the financial statements of Innovative Optics, Inc., and to the reference to our firm under the caption "experts" in the Registration Statement.





JOHNSON & MOSER, LTD.

/s/JOHNSON & MOSER, LTD.



Scottsdale, Arizona
February 7, 2003